UNITED STATES

SECURITY AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-04496677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Olas Blvd Suite 1400

Ft. Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

(954) 712-7487

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8- Other Events

Item 8.01 Other Events.

On November 11, 2016, the Company signed a letter of intent to enter into an good-faith negotiations with Enviro Builders, LLC (“Enviro Builders”) related to the Enviro Builders Smart Steel distribution agreement and their manufacturing operations Pursuant to the letter of intent, Enviro Builders is prepared to offer NSEH, its agents or assigns, a commission payment in the amount of $0.80 for each sq. ft. of panel presented for manufacturing. In addition, Enviro Builders is prepared to offer NSEH an international distributorship agreement for the Bahamas and additional designated areas approved by Enviro Builders

.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.:	Description:

4.48	Letter of Intent between NuState Energy Holdings, Inc. and Enviro Builders, LLC, dated November 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NUSTATE ENERGY HOLDINGS, INC.

Date: November 14, 2016	By:	/s/ Kevin Yates
Kevin Yates
Chief Executive Officer